EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Samaritan Pharmaceuticals Inc (the "Company") on Form 10-QSB for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1 The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: November 14, 2003                   /s/Janet Greeson
                                       --------------------------
                                              Janet Greeson
                                        Chief Executive Officer

Dated: November 14, 2003                  /s/Eugene Boyle
                                       --------------------------
                                             Eugene Boyle
                                        Chief Financial Officer

Dated: November 14, 2003                 /s/Douglas D. Bessert
                                       --------------------------
                                            Douglas D Bessert
                                             Vice President

A signed original of this written statement required by Section 906, or other document authentications, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Samaritan Pharmaceuticals Inc and will be retained by Douglas D. Bessert the Secretary of Samaritan Pharmaceuticals Inc and furnished to the Securities and Exchange Commission or its staff upon request.